LEASE COMMITMENTS	12 Months Ended
Jun. 30, 2012
Commitments and Contingencies Disclosure [Abstract]
Note 12. LEASE COMMITMENTS

Lease

Our principal executive offices are located in approximately 48,000 square feet of commercial and office space.  We lease approximately 27,000 square feet of these facilities from an unrelated third party for approximately $192,000 per year base rent plus common area maintenance expenses, insurance and real estate taxes, under an agreement expiring in March 2018.  In May 2011 we leased an additional approximately 21,000 square feet in adjacent premises from the same unrelated third party for an additional approximately $115,000 per year base rent plus common area maintenance expenses, insurance and real estate taxes, under a lease agreement expiring in October 2012.

The Company has leases for software, machinery and equipment utilized in its operations. The Company entered into three leases in 2007 and 2008.  All three of these leases have a bargain purchase option of $1.00 at the end of the lease term, and, as such, are treated as capital leases.  The leases are paid off in 2012 and 2013. The monthly lease payments range from approximately $380 to approximately $1,360.  Additionally, in 2010, the Company entered into an operating lease for a copier with monthly lease payments of approximately $350.  The copier is leased through July 2014.

In May, 2012, the Company entered into a car lease.  The lease is a 36 month lease, with monthly payments of $180.

Rent expense for the years ended June 30, 2012 and 2011 were approximately $282,000 and $165,000, respectively.

Future lease payments under the aforementioned lease are as follows:

2013	$256,280
2014	199,191
2015	194,783
2016	192,807
2017	192,807
Thereafter	144,605
$1,180,473